Notes Receivable	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Notes Receivable

6.	Notes Receivable

On June 14, 2010, the Company loaned funds to certain stockholders of the Company for tax payments to be made to the Israel Tax Authority in connection with a tax ruling related to a reorganization that took place in 2008 and the Company received non-interest bearing notes receivable, which documented such loans. Total amount of notes receivable issued was $145.

The notes receivable are repayable upon the disposition of the Company’s Common Stock. Notes receivable in the amount of $145 and $136 were outstanding at December 31, 2013 and 2014, respectively. The Company assessed the notes receivable for impairment and concluded that there was no impairment indicators at December 31, 2013 and 2014. The Company does not believe there is any significant collection risk associated with the notes receivable at December 31, 2013 and 2014.